Exhibit 21.1

Exhibit 21.1 Subsidiaries of Panda Ethanol, Inc.

Panda Ethanol Holdings, LLC, a Delaware limited liability company (“Panda Ethanol Holdings”)

Panda Haskell Ethanol, L.P., a Delaware limited partnership (“Panda Haskell Ethanol”)

Panda Haskell Holdings LLC, a Delaware limited liability company (“Panda Haskell Holdings”)

Panda Haskell I, LLC, a Delaware limited liability company (“Panda Haskell I”)

Panda Haskell II, LLC, a Delaware limited liability company (“Panda Haskell II”)

Panda Hereford Ethanol, L.P. a Delaware limited partnership (“Panda Hereford Ethanol”)

Panda Hereford Holdings, LLC, a Delaware limited liability company (“Panda Hereford Holdings”)

PHE I, LLC, a Delaware limited liability company (“PHE I”)

PHE II, LLC, a Delaware limited liability company (“PHE II”)

PEI Lincoln Ethanol, L.P., a Delaware limited partnership (“Panda Lincoln Ethanol”)

Panda Lincoln Holdings, LLC, a Delaware limited liability company (“Panda Lincoln Holdings”)

PEI Lincoln I, LLC, a Delaware limited liability company (“Panda Lincoln I”)

PEI Lincoln II, LLC, a Delaware limited liability company (“Panda Lincoln II”)

Panda Sherman Ethanol, L.P., a Delaware limited partnership (“Panda Sherman Ethanol”)

Panda Sherman Holdings, LLC, a Delaware limited liability company (“Panda Sherman Holdings”)

Panda Sherman I, LLC, a Delaware limited liability company (“Panda Sherman I”)

Panda Sherman II, LLC, a Delaware limited liability company (“Panda Sherman II”)

Panda Yuma Ethanol, L.P. (“Panda Yuma Ethanol”)

Panda Yuma Holdings, LLC, a Delaware limited liability company (“Panda Yuma Holdings”)

Panda Yuma I, LLC, a Delaware limited liability company (“Panda Yuma I”)

Panda Yuma II, LLC, a Delaware limited liability company (“Panda Yuma II”)

Panda Yuma Pipeline, LLC

Panda Ethanol Management, LLC

PGS Ethanol Holdings, LLC (“PGS Ethanol”)

Panda Global Services Haskell, LLC (“PGS Haskell”)

Panda Global Services Hereford, LLC (“PGS Hereford”)

Panda Global Services Lincoln, LLC (“PGS Lincoln”)

Panda Global Services Muleshoe, LLC

Panda Global Services Sherman, LLC (“PGS Sherman”)

Panda Global Services Yuma, LLC (“PGS Yuma”)

Panda Muleshoe Ethanol, LLC

Panda Muleshoe Holdings, LLC